UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

February 8, 2006

To Our Shareholders:

We are pleased to submit to you our report for the six months and year ended December 31, 2005. The net asset value at that date was $18.01 per share. The fund is traded on the New York Stock Exchange and its share price can differ from its net asset value; at year end, the fund's closing price on the NYSE was $18.53. The total return, including income, for Cohen & Steers Total Return Realty Fund and the comparative benchmarks were:

	Total Returns
	Market Price[a]		Net Asset Value[a]
	Six Months Ended 12/31/05	Year Ended 12/31/05	Six Months Ended 12/31/05	Year Ended 12/31/05
Cohen & Steers Total Return Realty Fund	2.67%	6.25%	0.59%	5.37%
NAREIT Equity REIT Index[b]	5.44%	12.16%	5.44%	12.16%
S&P 500 Index[b]	5.77%	4.91%	5.77%	4.91%
Blend—80% NAREIT Equity REIT Index, 20% Merrill Lynch REIT Preferred Index[b]	4.35%	10.37%	4.35%	10.37%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the fund current to the most recent month-end can be obtained by visiting our website at cohenandsteers.com.

A long-term capital gains distribution of $1.552 per share was declared for shareholders of record on December 27, 2005 and was paid on December 30, 2005. In addition, during the quarter, three monthly dividends of $0.11 per share were paid to shareholders.

Three monthly dividends of $0.11 per share were declared and will be paid to shareholders on January 31, 2006, February 28, 2006, and March 31, 2006.c

a  As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.

b  The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Merrill Lynch REIT Preferred Index is an unmanaged index of real estate preferred securities.

c  Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Investment Review

One year ago, in our 2004 year-end letter to clients, we predicted that GDP growth in the 3.5% range and approximately two million new jobs would provide "a continued positive backdrop for real estate fundamentals, characterized by higher occupancies, rents and cash flows for most property types and in most regions of the country." Additionally, we expressed our belief that "REIT cash flows and dividends will continue their re-acceleration," resulting in "a salutary effect on stock prices." We are pleased to report that these predictions have been realized.

As the real estate recovery progressed in 2005, landlords re-acquired pricing power, private market valuations for real estate finally caught up with the public market, and the globalization of real estate securities investing and the proliferation of REIT-like structures around the globe continued. In 2005, an even stronger than expected U.S. economy drove demand for commercial and multi-family residential space, which was well in excess of the growth in available supply, resulting in higher occupancy levels and rising rents in most markets throughout the country. What is particularly noteworthy is that the improving real estate market conditions generally accelerated throughout the year. For example, reported rental income from apartment REITs and office rents nationally grew at a faster rate in the fourth quarter of 2005 than in the first three quarters.

The momentum and increasing visibility of the real estate recovery has had the effect of attracting an ever-growing backlog of private capital targeted at direct real estate investments. Not surprisingly, this capital flow had a direct impact on the REIT market in 2005 as seven public REITs were taken private in transactions totaling $19.5 billion in value (these transactions generated an average premium to the current share price of 11.9%), highlighting what we see as the underlying attractiveness of the real estate portfolios owned within the REIT sector. In our view, the premiums paid for these companies reflected not only the real estate owned by these companies, but also the proprietary future growth opportunities and management skill sets that some of these companies possessed.

Finally, no synopsis of the REIT market in 2005 would be complete without noting the explosion of cross-border capital flows within what is becoming a truly worldwide real estate securities market. U.S. companies are investing in global real estate and non-U.S. companies are investing in U.S. real estate. Likewise, many U.S. institutions that currently maintain a U.S. REIT allocation are examining the possibility of adding an international real estate securities allocation. We believe that this process will accelerate. Significant IPO and securitization activity took place as property investors availed themselves of the benefits of the public REIT format. In November, the largest-ever IPO of a REIT took place in Hong Kong when the Hong Kong government sold $3 billion in the stock of the Link REIT, a major owner of urban retail shopping centers. A potentially major catalyst for 2006 will be the likely creation of a REIT-like structure in both Germany and the U.K., two of the world's largest economies. Over time, we expect that this will drive an ever-increasing amount of the world's income producing property into publicly traded REIT-like vehicles, furthering the demand for REITs as a sought after asset class on the investment landscape both domestically and abroad.

The fund met its primary investment objective of high current income and delivered an attractive absolute and relative return compared with the broader equity indexes. However, the fund underperformed the NAREIT Equity REIT Index due to its allocation to REIT preferred securities and our strategy of investing in REIT common stocks with above-average yields—both designed to help the fund meet its income objective.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

While the fund's current income was enhanced by our allocation to REIT preferred stocks, they detracted from the fund's total return for the year. We continue to believe, however, that having an allocation to REIT preferred stocks helps achieve three important objectives that we believe should serve investors well over the long-term: 1) they are designed to provide high current income that enables us to meet the fund's income objective; 2) they should help reduce the volatility of the overall fund; and 3) they have the potential to provide attractive returns in what we believe will be a low return environment.

In order to better understand the fund's underperformance relative to the NAREIT Equity REIT Index, we compared the total return for individual REIT stocks relative to their dividend yields as illustrated in the chart below. We found a distinct negative correlation between total return and dividend yield. That is, REITs in the quintile with the highest yields had the lowest total return, while those in the quintile with the lowest yields had the highest returns.

REIT Total Returns by Dividend Yield Quintile – 2005

It has been our experience that over longer periods of time REIT portfolios with an orientation toward high current income generally have delivered competitive total returns, but have generally done so with less volatility.

Looking at property sector performance in 2005, self storage companies led the way with a total return of 26.6%. Self storage emerged as a mainstream commercial property type in 2005. Fundamentals improved as economic activity drove significantly higher demand for storage units, pressuring rental rates higher across the board. A beneficiary of these trends was U-Store-It Trust, one of the fund's best performers this year with a 28.4% total return. .

Regional malls, last year's leading performance sector, came in a distant second this year with a 16.5% total return. Retail conditions remained strong throughout the year although investors have become increasingly worried

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

that consumers burdened with higher interest and fuel costs, and without the benefit of continuously skyrocketing home prices, will curtail their spending. Our stock selection in this sector was the greatest detractor from the fund's performance as the prohibitively low dividend yields resulted in the fund being underweight the group. The Mills Corporation, our worst performer this year, declined 31.3% as a result of company-specific problems relating to an overly aggressive development pipeline.

The industrial and apartment sectors, both cyclical in nature, benefited from a strong economy and generated total returns of 15.4% and 14.7%, respectively, rounding out the top performing REIT sectors. Our stock selection in the apartment sector was a top contributor to our relative performance this year as apartment companies benefited from the declining owned home affordability.

The coastal theme was very powerful in the office markets as well in 2005. Companies concentrated in these areas dramatically outperformed the average office company's total return of 13.1%. The fund's performance benefited from our significant weights in Kilroy Realty (50.8% total return), Arden Realty Group (25.3%, additionally benefiting from an announced takeover) and Maguire Properties (19.2%)—each benefiting from a very strong recovery in the west coast office market where their portfolios are concentrated. However, the fund was adversely impacted by its underweight in office companies concentrated on the east coast, which performed equally as well as the west coast office companies, but lacked the high current income requirement of the fund.

Shopping centers turned a major corner in 2005 as the deterioration in the grocery business worsened. A leading sector for the last several years, shopping centers underperformed in 2005, returning 9.3%. Having anticipated these difficulties, we maintained an underweight position in this sector throughout the year.

Although REIT share prices generally have demonstrated a low correlation to changes in interest rates over time, there are some property types with flatter, more bond-like income streams that may respond negatively to a rising interest rate environment—for example, health care and net-leased free standing retail properties. Both of these sectors performed poorly this year, returning 1.8% and –0.5%, respectively. The fund's overweight position in health care was a detractor from the fund's relative performance, but this was partially offset by our stock selection.

Manufactured housing was the worst performing REIT sector in 2005, returning –2.6%. Stock selection was a detractor from our relative performance; specifically, Affordable Residential Communities, which declined 30.9%, and Sun Communities (–16.3%). We liquidated our position in Affordable Residential during the year.

Investment Outlook

Our view of the REIT sector for 2006 is generally similar to our outlook for 2005. We are anticipating steady forward progression in fundamentals for most major property types, driven by continued solid economic growth and restrained new construction. Occupancies and rents should continue to rise as the economic growth creates jobs and increased disposable income, which should drive continued cash flow and dividend growth for REITs. We believe that real estate cycles play out over several years. Historically, once the dynamic in the market for commercial space shifts

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

from a lessees' market to a lessors' market, it has taken a while to reverse. On the other hand, a severe economic slowdown that interrupts demand, or a building boom that creates too much supply could disrupt the positive environment we predict, although in our view, neither of these is likely to occur over the next 18 months.

What we do expect for 2006 is slightly less economic growth than 2005. Due to the lagged impact of higher interest rates, a stronger dollar, higher energy prices and a presumed slowdown in owned-home price increases, which have enhanced consumer spending recently, we are projecting GDP growth in the 2.5% to 3.0% range for 2006.

In our view, another important theme for 2006 will be the rotation in economic strength from the consumer sector to the corporate sector. We believe the consumer slowdown should be replaced by an accelerating corporate sector that has begun ramping up its capital expenditures and hiring activity in the thirst for additional profit opportunities, which are once again available. In our view, this should result in a shift in relative strength among the major REIT property types.

Retail property types (as well as owner-occupied homes, which are not a part of our investment universe) have led the way over the last several years, driven by the strength of consumer spending and investing. While we do not subscribe to the view that the consumer is "tapped out" or is going to "roll over," the rate of growth in consumer spending should moderate.

We believe that accelerated corporate activity should drive revenue growth for offices, industrial warehouses and hotels (where the business traveler is the provider of the marginal dollar of revenue), enabling these property types to challenge the recent years' leadership of retail REIT returns in 2006. Office property is the largest and most important commercial property type in the United States and has the largest representation in the REIT stock indexes. Offices are where our largely service-based economy transacts business. It is therefore instructive to examine how this bellwether property type should typify the continuing real estate recovery. As illustrated in the chart on the next page, vacancy rates in the United States are projected to continue to decline over the next two years, while effective rents are projected to continue to rise.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

U.S. Metro Office Trends

It is important to note that both the downward trend in office vacancies and the upward trend in effective rental rates (the actual economic rent paid, net of concessions) across the United States are well established. Equally importantly, however, the U.S. office market is a long way from the sub-9% vacancy rate and nearly $25 average rents (per square foot) established at the peak of the last cycle in 2000. Rents would have to increase nearly 25% (in nominal dollar terms—that is, ignoring inflation, which has been substantial for all property values as replacement costs for offices and other assets have increased dramatically) from current levels and vacancies would have to decline another six percentage points to achieve the prior peak. We believe this process will take several years, potentially allowing the office sector a longer run in the current cycle.

We believe that rental apartment properties should also benefit from this rotation from the consumer sector to the corporate sector. Higher home prices and interest costs mean that owned housing today is less affordable than at any time in the last 20 years. We believe the percentage of households that rent their homes should continue to rise, driving higher occupancy levels and higher rents for apartments. In addition, continued hiring by corporate America, in our view, will also continue to drive household formation, the other primary driver of apartment demand.

REITs, on average, are trading at very slight premiums to the value of their underlying real estate assets—a historically average level. REIT dividend yields are lower than in years past, partially as a result of lower payout ratios engineered to retain capital for reinvestment. However, REIT dividend growth has accelerated and, in our view, this should continue. Countering the fact that REIT cash flow multiples are above their historical average levels: our belief in above-average anticipated cash flow growth, given the accelerating rental revenue growth that we  expect. In summary, our forecast for solid, yet slower, economic growth, improving real estate fundamentals and fair valuation levels present what we see as a favorable backdrop for REIT total return prospects for 2006. We also believe that REITs should continue to deliver their well-established diversification benefits to investors.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	JAMES S. CORL

Portfolio Manager	Portfolio Manager

  WILLIAM F. SCAPELL

  Portfolio Manager

The views and opinions in the preceding commentary are as of the date stated and are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

December 31, 2005

Top Ten Holdings
(Unaudited)

Security[a]	Market Value	% of Net Assets
1. Ventas	$9,020,034	5.4%
2. Vornado Realty Trust	7,545,688	4.5
3. Macerich Co.	7,217,550	4.3
4. Arden Realty	7,172,800	4.3
5. Prentiss Properties Trust	6,773,220	4.1
6. Mack-Cali Realty Corp.	5,663,520	3.4
7. Health Care Property Investors	5,546,520	3.3
8. Liberty Property Trust	5,536,220	3.3
9. CarrAmerica Realty Corp.	5,350,335	3.2
10. AvalonBay Communities	5,301,450	3.2

a  Top ten holdings are determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2005

		Number of Shares	Value
COMMON STOCK	77.6%
DIVERSIFIED	8.6%
Colonial Properties Trust		82,100	$3,446,558
Entertainment Properties Trust		20,500	835,375
iStar Financial		36,900	1,315,485
Spirit Finance Corp.		96,600	1,096,410
Vornado Realty Trust		90,400	7,545,688
			14,239,516
HEALTH CARE	12.0%
Health Care Property Investors		217,000	5,546,520
Healthcare Realty Trust		26,200	871,674
Health Care REIT		27,600	935,640
Medical Properties Trust		26,900	263,082
Nationwide Health Properties		157,300	3,366,220
Ventas		281,700	9,020,034
			20,003,170
HOTEL	2.0%
DiamondRock Hospitality Co.		47,400	566,904
Hospitality Properties Trust		38,700	1,551,870
Strategic Hotel Capital		55,500	1,142,190
			3,260,964
MORTGAGE	1.6%
Newcastle Investment Corp.		105,527	2,622,346
OFFICE	25.8%
Arden Realty		160,000	7,172,800
Brandywine Realty Trust		184,900	5,160,559
CarrAmerica Realty Corp.		154,500	5,350,335
Equity Office Properties Trust		143,900	4,364,487
Kilroy Realty Corp.		27,000	1,671,300
Mack-Cali Realty Corp.		131,100	5,663,520
Maguire Properties		93,000	2,873,700
Prentiss Properties Trust		166,500	6,773,220
Reckson Associates Realty Corp.		110,000	3,957,800
			42,987,721

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
OFFICE/INDUSTRIAL	3.3%
Liberty Property Trust		129,200	$5,536,220
RESIDENTIAL APARTMENT	11.9%
American Campus Communities		37,900	939,920
Apartment Investment & Management Co.		23,100	874,797
Archstone-Smith Trust		92,361	3,869,002
AvalonBay Communities		59,400	5,301,450
Camden Property Trust		53,500	3,098,720
Education Realty Trust		68,400	881,676
GMH Communities Trust		49,900	773,949
Home Properties		57,100	2,329,680
Mid-America Apartment Communities		35,400	1,716,900
			19,786,094
SELF STORAGE	1.4%
Extra Space Storage		54,200	834,680
Extra Space Storage[a]		8,000	123,200
Sovran Self Storage		6,200	291,214
U-Store-It Trust		53,100	1,117,755
			2,366,849
SHOPPING CENTER	11.0%
COMMUNITY CENTER	3.0%
Cedar Shopping Centers		74,100	1,042,587
Heritage Property Investment Trust		51,300	1,713,420
Inland Real Estate Corp.		55,300	817,887
Urstadt Biddle Properties—Class A		86,600	1,403,786
			4,977,680
REGIONAL MALL	8.0%
Glimcher Realty Trust		95,500	2,322,560
Macerich Co.		107,500	7,217,550
Mills Corp.		91,100	3,820,734
			13,360,844
TOTAL SHOPPING CENTER			18,338,524
TOTAL COMMON STOCK (Identified cost—$72,851,165)			129,141,404

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
PREFERRED STOCK	21.7%
DIVERSIFIED	2.4%
Colonial Properties Trust, 8.125%, Series D		14,600	$375,366
Colonial Properties Trust, 7.62%, Series E		49,500	1,209,285
Crescent Real Estate Equities Co., 6.75%, Series A (Convertible)		60,500	1,294,095
Digital Realty, 8.50%, Series A		10,700	270,710
Digital Realty, 7.875%, Series B		8,200	198,522
iStar Financial, 7.875%, Series E		25,000	630,000
			3,977,978
HEALTH CARE	3.7%
Health Care REIT, 7.625%, Series F		17,000	422,450
Nationwide Health Properties, 7.677%, Series P		47,000	4,772,850
Windrose Medical, 7.50%, Series A		38,800	979,700
			6,175,000
HOTEL	0.6%
Eagle Hospitality Properties Trust, 8.25%, Series A		10,600	259,170
FelCor Lodging Trust, 8.00%, Series C		12,000	288,240
Host Marriott Corp, 10.00%, Series C		3,500	88,375
Host Marriott Financial Trust, 6.75%, QUIPS (Convertible)		3,200	200,800
Sunstone Hotel Investors, 8.00%, Series A		7,000	176,400
			1,012,985
INDUSTRIAL	0.3%
EastGroup Properties, 7.95%, Series D		21,000	538,020
OFFICE	4.1%
Alexandria Real Estate Equities, 9.10%, Series B		10,900	276,751
Brandywine Realty Trust, 7.50%, Series C		9,028	229,311
HRPT Properties Trust, 8.75%, Series B		52,800	1,367,520
Highwoods Properties, 8.625%, Series A		4,300	4,547,250
SL Green Realty Corp., 7.625%, Series C		15,000	377,850
			6,798,682

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Number of Shares	Value
RESIDENTIAL—APARTMENT	2.5%
Apartment Investment & Management Co., 9.375%, Series G		113,200	$2,948,860
Apartment Investment & Management Co., 10.00%, Series R		5,100	130,152
Mid-America Apartment Communities, 8.30%, Series H		17,300	444,004
Post Properties, 8.50%, Series A		11,000	637,890
			4,160,906
SHOPPING CENTER	8.1%
COMMUNITY CENTER	1.4%
Cedar Shopping Centers, 8.875%, Series A		10,000	263,550
Ramco-Gershenson Property Trust, 9.50%, Series B		11,600	306,240
Saul Centers, 8.00%, Series A		26,800	686,080
Urstadt Biddle Properties, 8.50%, Series C		4,000	436,000
Urstadt Biddle Properties, 7.50%, Series D		25,300	633,133
			2,325,003
REGIONAL MALL	6.7%
CBL & Associates Properties, 8.75%, Series B		13,000	664,300
CBL & Associates Properties, 7.75%, Series C		11,000	278,300
Glimcher Realty Trust, 8.125%, Series G		16,000	400,720
Mills Corp., 9.00%, Series B		73,800	1,884,114
Mills Corp., 9.00%, Series C		25,000	645,750
Mills Corp., 8.75%, Series E		26,000	665,600
Pennsylvania REIT, 11.00%, Series A		55,400	3,096,860
Simon Property Group, 8.375%, Series J		13,000	832,650
Taubman Centers, 8.30%, Series A		78,817	1,998,799
Taubman Centers, 7.625%, Series H		25,900	653,975
			11,121,068
TOTAL SHOPPING CENTER			13,446,071
TOTAL PREFERRED STOCK (Identified cost—$32,411,918)			36,109,642

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2005

		Principal Amount	Value
COMMERCIAL PAPER	1.4%
AIG Funding, 3.230%, due 1/3/06 (Identified cost—$2,374,574)		$2,375,000	$2,374,574
TOTAL INVESTMENTS (Identified cost—$107,637,657)	100.7%		167,625,620
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)%		(1,092,767)
NET ASSETS (Equivalent to $18.01 per share based on 9,249,159 shares of common stock outstanding)	100.0%		$166,532,853

Glossary of Portfolio Abbreviations

QUIPS  Quarterly Income Preferred Securities
REIT  Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the fund.

a  Resale is restricted. Security acquired 6/20/05 at a cost of $107,760; equals 0.1% of net assets.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:
Investments in securities, at value (Identified cost-$107,637,657)	$167,625,620
Dividends receivable	1,005,044
Other assets	4,850
Total Assets	168,635,514
LIABILITIES:
Payable for dividends and distributions declared	1,919,466
Payable to investment advisor	106,228
Payable for directors' fees	5,480
Payable to administrator	2,326
Other liabilities	69,161
Total Liabilities	2,102,661
NET ASSETS applicable to 9,249,159 shares of $0.001 par value common stock outstanding	$166,532,853
NET ASSETS consist of:
Paid-in capital	$106,633,612
Accumulated net realized loss on investments	(88,722)
Net unrealized appreciation on investments	59,987,963
$166,532,853
NET ASSET VALUE PER SHARE:
($166,532,853 ÷ 9,249,159 shares outstanding)	$18.01
MARKET PRICE PER SHARE	$18.53
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE	2.89%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

Investment Income:
Dividend income	$6,129,669
Interest income	71,796
Total Income	6,201,465
Expenses:
Investment advisory fees	1,248,933
Reports to shareholders	116,161
Professional fees	103,430
Directors' fees and expenses	51,061
Custodian fees and expenses	32,487
Transfer agent fees and expenses	24,246
Administration fees	22,235
Miscellaneous	31,660
Total Expenses	1,630,213
Net Investment Income	4,571,252
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	17,685,704
Net change in unrealized appreciation on investments	(11,515,369)
Net realized and unrealized gain on investments	6,170,335
Net Increase in Net Assets Resulting from Operations	$10,741,587

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Change in Net Assets:
From Operations:
Net investment income	$4,571,252	$5,947,413
Net realized gain on investments	17,685,704	3,223,829
Net change in unrealized appreciation on invesments	(11,515,369)	26,674,230
Net increase in net assets resulting from operations	10,741,587	35,845,472
Dividends and Distributions to Shareholders from:
Net investment income	(4,575,225)	(5,947,413)
Net realized gain on investments	(17,541,636)	(3,210,876)
Tax return of capital	(4,446,725)	(1,478,257)
Total dividends and distributions to shareholders	(26,563,586)	(10,636,546)
Total increase (decrease) in net assets	(15,821,999)	25,208,926
Net Assets:
Beginning of year	182,354,852	157,145,926
End of year	$166,532,853	$182,354,852

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Performance:	2005	2004	2003	2002	2001
Net asset value, beginning of year	$19.72	$16.99	$13.52	$13.41	$12.35
Income from investment operations:
Net investment income	0.49 [a]	0.64	0.58	0.64	0.77
Net realized and unrealized gain on investments	0.67	3.24	3.92	0.43	1.28
Total income from investment operations	1.16	3.88	4.50	1.07	2.05
Less dividends and distributions to shareholders from:
Net investment income	(0.49)	(0.64)	(0.58)	(0.75)	(0.77)
Net realized gain on investments	(1.90)	(0.35)	(0.35)	(0.21)	—
Tax return of capital	(0.48)	(0.16)	(0.10)	—	(0.22)
Total from dividends and distributions to shareholders	(2.87)	(1.15)	(1.03)	(0.96)	(0.99)
Net increase (decrease) in net assets	(1.71)	2.73	3.47	0.11	1.06
Net asset value, end of year	$18.01	$19.72	$16.99	$13.52	$13.41
Market value, end of year	$18.53	$20.12	$17.74	$14.19	$13.60
Total market value return[b]	6.25%	20.83%	33.36%	11.53%	23.34%
Total net asset value return[b]	5.37%	23.65%	34.05%	7.77%	16.82%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$166.5	$182.4	$157.1	$125.0	$124.1
Ratio of expenses to average daily net assets	0.91%	0.92%	0.95%	0.96%	1.18%
Ratio of net investment income to average daily net assets	2.56%	3.62%	3.93%	4.59%	5.86%
Portfolio turnover rate	15%	3%	22%	30%	34%

a  Calculated based on the average shares outstanding during the period.

b  Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan.Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is maximum total return.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

is principally traded. In these circumstances, the fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income are declared and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

Distributions paid by the fund are subject to recharacterization for tax purposes. For the year ended December 31, 2005, a portion of the dividends paid have been reclassified to return of capital and distributions of net realized capital gains.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Federal Income Taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim. The fund had no borrowings during the year ended December 31, 2005.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's Board of Directors.

For the services under the advisory agreement, the fund pays the advisor an advisory fee, accrued daily and paid monthly at an annual rate of 0.70% of the fund's average daily net assets.

Directors' and Officers' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. The fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $1,120 from the fund for the year ended December 31, 2005.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2005 totaled $27,092,937 and $44,509,070, respectively.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2005	2004
Ordinary income	$4,963,424	$6,046,295
Long-term capital gains	17,153,437	3,111,994
Tax return of capital	4,446,725	1,478,257
Total dividends and distributions	$26,563,586	$10,636,546

As of December 31, 2005, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$60,412,895
Gross unrealized depreciation	(513,659)
Net unrealized appreciation	$59,899,236
Cost for federal income tax purposes	$107,726,384

As of December 31, 2005, the fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to adjustments on REITs. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $2,628, accumulated net realized gain was charged $1,345 and accumulated net investment income was credited $3,973.

Note 5. Common Stock

The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share. At December 31, 2005, the advisor owned 51,691 shares of the fund. During the years ended December 31, 2005 and December 31, 2004, there were no transactions in shares of common stock.

Note 6. Other

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers Total Return Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Total Return Realty Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended December 31, 2005) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
5.37%	17.06%	13.68%	12.10%	6.25%	18.69%	14.28%	11.77%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

TAX INFORMATION—2005 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $161,527. Also, the fund designates a long-term capital gain distribution of $16,535,313 at the 15% rate and $618,124 at the 25% rate or maximum allowable.

REINVESTMENT PLAN

The fund has a dividend reinvestment plan (the "Plan") commonly referred to as an "opt-out" plan. Each common shareholder who participates in the Plan will have all distributions of dividends and capital gains automatically reinvested in additional common shares by The Bank of New York as agent (the "Plan Agent"). Shareholders who elect not to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the plan. After the fund declares a dividend or makes a capital gain distribution, the plan agent will, as agent for the shareholders, receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants' accounts. The fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a distribution record date; otherwise, it will be effective for all subsequent distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a common share credited to such account. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Plan Agent's fees for the handling of reinvestment of distributions will be paid by the fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable or required to be withheld on such distributions.

The fund reserves the right to amend or terminate the Plan. All correspondence concerning the plan should be directed to the Plan Agent at 800-432-8224.

OTHER INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

As required, the fund has submitted to the New York Stock Exchange ("NYSE") the annual certification of the fund's chief executive officer certifying as to compliance with the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to its most recent Form N-CSR.

Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The fund's board of directors approved the removal of the self-tender provision contained in the prospectus that required the board to consider and conduct a tender offer each year unless the fund's shares trade at an average discount of less than 3% during a 12 week period prior to a date in the first quarter designated by the board.

William J. Scapell was appointed a vice president and portfolio manager of the fund effective September 2005. Mr. Scapell has been a Senior Vice President with Cohen & Steers since February 2003. Prior to joining Cohen & Steers, Mr. Scapell was a director in the fixed income research department of Merrill Lynch & Co., Inc., where he was also its chief strategist for preferred securities.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The board of directors of the fund, including a majority of the directors who are not parties to the fund's Investment Advisory Agreement, or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the fund's Investment Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting called for the purpose of voting on the approval or continuation. At meetings held in person on September 19 and 20, 2005, the board, including the Independent Directors, discussed and unanimously approved the continuation of the Investment Advisory Agreement for a one-year term. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Investment Advisory Agreement, the board reviewed materials provided by the fund's investment advisor (the "Advisor") and fund counsel, which included, among other things, fee, expense and performance information of the fund compared to peer funds prepared by Morningstar Associates LLC ("Morningstar"), supplemental performance and summary information prepared by the Advisor and a memoranda outlining the legal duties of the board. The board also spoke directly with representatives of Morningstar and met with investment advisory personnel from the Advisor. The board considered factors relating to both the selection of the Advisor and the approval of the advisory fee when reviewing the Investment Advisory Agreement. In particular, the board considered the following:

(i) The nature, extent and quality of services to be provided by the Advisor: The directors reviewed the services that the Advisor provides to the fund, including, but not limited to, making the day-to-day investment decisions for the fund, and generally managing the fund's investments in accordance with the stated policies of the fund. The directors also discussed with officers and portfolio managers of the fund the amount of time the Advisor dedicated to the fund during the last year and the types of transactions that were being done on behalf of the fund. The directors also received to a presentation by the Advisor on its investment philosophy with respect to the fund and the investment outlook for the fund. Additionally, the directors considered the services provided by the Advisor to other funds it advises that have similar objectives and strategies.

In addition, the board considered the education, background and experience of the personnel at the Advisor. They also took into consideration the favorable history and reputation of the portfolio managers for the fund,

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

finding that this has had, and would likely continue to have, a favorable impact on the success of the fund. The board noted that the Advisor's experience in investing in real estate securities generally helped further the fund's objectives. Lastly, the directors noted the Advisor's ability to attract quality and experienced personnel. The directors concluded that the scope of services provided by the Advisor to the fund, including compliance and tax reporting requirements, was satisfactory in both nature and quality.

(ii) Investment performance of the fund and the Advisor: The directors reviewed the past investment performance of the fund, as well as the past investment performance of the fund's peer groups and benchmarks, as identified by Morningstar. The Directors noted that the fund was being compared to two separate peer groups, open-end real estate funds and closed-end, leveraged real estate funds, due to the unique nature of the fund as the only non-leveraged, closed-end real estate fund. The directors further noted the limitations in these peer group comparisons and acknowledged the implications to the fund of staying true to its income-oriented focus during the last several years when this type of focus was generally out of favor. Nonetheless, the directors noted that the fund underperformed relative to both peer groups and the benchmark, but that the fund had performed well, compared to the open-end peer group, over the long-term (there were no other peer funds over the long-term within the closed-end peer group). The directors also considered the fund's performance against other recognized and customized benchmarks and noted that the fund had continued to produce a high level of current income consistent with its mandate. The directors then found that the Advisor had the necessary expertise to manage the fund in accordance with its investment objectives and strategies. The directors also determined that the Advisor would continue to be an appropriate investment adviser for the fund and that fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Advisor from the relationship with the fund: Next, the directors considered the cost of the services provided by the Advisor. As part of their analysis, the directors gave substantial consideration to the comparative fee and expense ratio information provided by Morningstar. The directors considered the fees of the fund's peer groups and noted that the fund paid an advisory fee that was significantly below the peer group medians. The directors also noted that the fund's total expense ratio was well below the peer group averages and medians. The directors noted that the fund's advisory fee and total expense ratio were among the lowest in the peer group and were reasonable.

The directors also reviewed information regarding the profitability to the Advisor of its relationship with the fund. The directors considered the level of the Advisor's profits and whether the profits were reasonable. The profitability analysis took into consideration fall out benefits from the Advisor's relationship with the fund. The directors, considering the fund's overall performance and services provided, found that the profits realized by the Advisor from its relationship with the fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the fund grows and whether fee levels would reflect such economies of scale: The directors noted that the fund's fee schedule had no breakpoints and

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

assets were not anticipated to grow significantly. The directors determined that given the fund's closed-end structure, it currently appropriately benefits from economies of scale and no changes were currently necessary.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the directors compared both the services rendered and the fees paid under the Investment Advisory Agreement to other contracts of the Advisor and compared the fees paid under the Investment Advisory Agreement to contracts of other investment advisers. The directors determined that the services and fees were reasonable when compared to those being offered under those other contracts.

The directors took into consideration other benefits to be derived by the Advisor in connection with the Investment Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Advisor would be eligible to receive by allocating the fund's brokerage transactions. The directors also noted that the Advisor provided persons satisfactory to the board to serve as officers of the fund, noting that this was beneficial to the fund.

No single factor was determinative to the decision of the board. Rather, after weighing all of the reasons discussed above, the board, including the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement.

PRIVACY POLICYa

In the course of doing business with Cohen & Steers, you may share personal information with us. We are committed to maintaining the privacy of this information and recognize the importance of preventing unauthorized access to it. You may provide personal information on account applications and requests for forms or other literature (such as your address and social security number) and through account transactions with us (such as purchases, sales and account balances). You may also provide us with this information through written, electronic and telephone account inquiries.

We do not sell personal information about current and former customers to anyone, and we do not disclose it unless necessary to process a transaction, service an account or as otherwise required or permitted by law. For example, we may disclose information to companies that perform administrative or marketing services for Cohen & Steers, such as transfer agents, or printers that assist us in the distribution of investor materials. These organizations will use this information only for purposes of providing the required services or as otherwise may be required by law. We may also share personal information within the Cohen & Steers family of companies to provide you with additional information about our products and services.

We maintain physical, electronic and procedural safeguards to protect your personal information. Within Cohen & Steers, we restrict access to your personal information to those employees who need it to perform their jobs, a  This privacy policy applies to the following Cohen & Steers companies: Cohen & Steers Capital Management, Inc., Cohen & Steers Securities, LLC, Cohen & Steers Capital Advisors, LLC and the Cohen & Steers Funds.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

such as servicing your account or informing you of new products and services.

The accuracy of your personal information is important. If you need to correct or update your personal or account information, please call us at 800-330-7348. We will be happy to review, correct or update your personal or account information.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 52	Director and Co-Chairman	2006	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	17	1991 to present

Martin Cohen Age: 56	Director and Co-Chairman	2007	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	17	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the fund because of affiliation with CSCM.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 63	Director	2008	Consultant. Prior thereto, Undersecretary of State, United States Department of State. Director of Wellsford Real Properties, Inc.	17	2001 to present

George Grossman, Age: 52	Director	2006	Attorney-at-law	17	1993 to present

Richard E. Kroon, Age: 63	Director	2008	Board member of Finlay Enterprises, Inc., (operator of department store fine jewelry leased departments) and several private companies; member of Investment Subcommittee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	17	2004 to present

Richard J. Norman Age: 62	Director	2007	Private Investor. President of the Board of Directors of Maryland Public Television, Board Member of the Salvation Army. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	17	2001 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Frank K. Ross Age: 62	Director	2007	Professor of Accounting, Howard University; Board member of NCRIC Group, Inc. (insurance) and Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	17	2004 to present

Willard H. Smith Jr. Age: 69	Director	2008	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	17	1996 to present

C. Edward Ward, Jr. Age: 59	Director	2006	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	17	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 41	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 42	Vice President	President of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

James S. Corl, Age: 39	Vice President	Executive Vice President of CSCM and CNS since 2004. Prior to that, Senior Vice President of CSCM.	Since 2004

Lawrence B. Stoller Age: 42	Secretary	Executive Vice President and General Counsel of CSCM and CNS since 2004. Secretary of CSSL since 2006. Prior to that, Senior Vice President and General Counsel of CSCM and Assistant Secretary of the Cohen & Steers funds (since 1999) and Chief Legal Officer of CSSL (since 2002).	Since 2005

Jay J. Chen Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since August 2003 and Assistant Treasurer of CSSL since 2002. Prior to that, Vice President of CSCM.	Since 2005

John E. McLean Age: 34	Chief Compliance Officer and Assistant Secretary	Vice President and Associate General Counsel of CSCM since September 2003. Prior to that, Vice President, Law and Regulation, J&W Seligman & Co. Incorporated (money manager).	Since 2004

*  The address of each officer is 280 Park Avenue, New York, NY 10017

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

  •  Designed for investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRSX

  •  Designed for institutional investors seeking maximum total return, investing primarily in REITs

  •  Symbol: CSRIX

  •  Designed for investors seeking high current income, investing primarily in REITs

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

  •  Designed for investors seeking maximum capital appreciation, investing in a limited number of REITs and other real estate securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

  •  Designed for investors seeking maximum total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

  •  Designed for investors seeking maximum total return, investing primarily in utilities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks.

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

James S. Corl
Vice president

William F. Scapell
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer and chief financial officer

John E. McLean
Chief compliance officer and assistant secretary

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Corp.
225 Franklin Street
Boston, MA 02110

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286
(800) 432-8224

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: RFI

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s Audit Committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$46,000	$42,500
Audit-Related Fees	—	—
Tax Fees	12,975	12,600
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$85,000	$62,500

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1)       The registrant’s audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $97,975 and $80,600, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the committee are Frank K. Ross (chairman), Bonnie Cohen, George Grossman and Richard E. Kroon.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc., in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. (“C&S”) follows in exercising voting rights with respect to securities held in our client portfolios.  All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.              Objectives

Voting rights are an important component of corporate governance.  C&S has three overall objectives in exercising voting rights:

A.            Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.  Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B.            Rationalizing Management and Shareholder Concerns.  C&S seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders.  In this respect, compensation must be structured to reward the creation of shareholder value.

C.            Shareholder Communication.  Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

II.            General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

1.               The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

2.               In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

3.               Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

4.               In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

5.               To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

6.               Voting rights shall not automatically be exercised in favor of management-supported proposals.

7.               C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III.           General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value.  Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party.  Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ.  In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.           Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed.  While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions.  When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.            Stock-Based Compensation

Approval of Plans or Plan Amendments.  By their nature, compensation plans must be evaluated on a case-by-case basis.  As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule.  The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price.  The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments.  Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors.  Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options.  Stock options generally should not be re-priced, and never should be re-priced without shareholder approval.  In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater.  C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features.  We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment (“evergreen”) feature.

Measures to Increase Executive Long-Term Stock Ownership.  We support measures to increase the long-term stock ownership by a company’s executives.  These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options.  In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock.  We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting.  Restricted stock awards normally should vest over at least a two-year period.

Other stock awards.  Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.            Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value.  As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management.  The following are C&S’s guidelines on change of control issues:

Shareholder Rights Plans.  C&S acknowledges that there are arguments for and against shareholder rights plans, also known as “poison pills.”  Companies should put their case for rights plans to shareholders.  We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes.   C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company.  In general, the guidelines call for voting against “golden parachute” plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers – C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.  We support proposals that seek to lower super-majority voting requirements.

C.            Routine Issues

Director Nominees in a Non-Contested Election – C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election – By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control.  Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control.  Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience.  It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition – C&S supports the election of a board that consists of at least a majority of independent directors.  We generally withhold our support for non-independent directors who serve on a company’s audit, compensation and/or nominating committees.  We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards – Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company’s charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action – We vote to support proposals that lower the barriers to shareholder action.  This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting – Having the ability to cumulate our votes for the election of directors – that is, cast more than one vote for a director about whom they feel strongly – generally increases shareholders’ rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors – Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor.  For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.            Stock Related Items

Increase Additional Common Stock –  C&S’s guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

1.                                       creates a blank check preferred stock; or

2.                                       establishes classes of stock with superior voting rights.

Blank Check Preferred Stock – Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares.  C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock.  These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights – Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations – Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.             Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis.  With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues.  As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.             Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting.  They are not, however, hard and fast rules because corporate governance issues are so varied.

V.            Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws.  In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies.  The Investment Committee shall appoint a designee (the “Designee”) who shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities.  The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained.  The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.           Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

•              Name of the company

•              Ticker symbol

•              CUSIP number

•              Shareholder meeting date

•              Brief identification of each matter voted upon

•              Whether the matter was proposed by management or a shareholder

•              Whether C&S voted on the matter

•              If C&S voted, then how C&S voted

•              Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information.  The General Counsel shall ensure that the Investment Committee maintains documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC’s EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII.         Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders.  Potential conflicts are most likely to fall into three general categories:

•              Business Relationships – This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent.  In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S (“Capital Advisors”), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

•              Personal Relationships – C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

•              Familial Relationships – C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material.  A material matter is one that is reasonably likely to be viewed as important by the average shareholder.  Materiality will be judged under a two-step approach:

•              Financial Based Materiality – C&S presumes a conflict to be non-material unless it involves at least $500,000.

•              Non-Financial Based Materiality – Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service.  C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1.             Identifying Conflicts – The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S’s Inside Information Policies and Procedures.  The General Counsel of C&S (or his designee) maintains a watch list and a restricted list.  The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise.  When a company is placed on the restricted list, the General Counsel of C&S(or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list.  When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall notify on at least an annual basis the members of the Investment Committee of their obligation to disclose any personal or familial relationships with a portfolio company that could raise potential conflict of interest concerns.  Investment Committee members shall also advise the General Counsel of C&S (or his designee) if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2.             Identifying Materiality – The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material.  He shall evaluate financial based materiality in terms of both actual and potential fees to be received.  Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3.             Communication with Investment Committee; Voting of Proxy – If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S.  The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member’s personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S (or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner.  The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII.        Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures.  For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds.  The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IX.           Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures.  This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures.  The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S.  If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the registrant, as of March 6, 2006, is set forth below.

Martin Cohen • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of Cohen & Steers Capital Management, Inc. (“C&S”) and its parent company, Cohen & Steers, Inc. (“CNS”). Vice president and director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, president of C&S and each of the Cohen & Steers funds.

Robert Steers • Director and co-chairman • Portfolio manager since inception

Co-founder, co-chairman and co-chief executive officer of C&S and CNS. Vice President and Director of Cohen & Steers Securities, LLC. Director and co-chairman of each of the Cohen & Steers funds. Previously, chairman of C&S and each of the Cohen & Steers funds.

Joseph Harvey • Vice president • Portfolio manager since 2004	President of C&S and CNS. Previously, senior vice president of C&S and director of research.

James S. Corl • Vice President • Portfolio manager since 2004	Executive vice president of C&S and CNS and chief investment officer for all real estate securities portfolios. Previously, senior vice president of C&S.

William F. Scapell • Vice President • Portfolio manager since 2005	Senior vice president of C&S. Previously, chief strategist for preferred securities at Merrill Lynch & Co.

C&S utilizes a team-based approach in managing the registrant. Mr. Cohen and Mr. Steers are the leaders of this team and they act in a supervisory capacity. Mr. Harvey and Mr. Corl direct and supervise the execution of the registrant’s investment strategy, and lead and guide the other members of the team.  Mr. Scapell manages the registrant’s preferred securities investments.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the registrant. The following tables show, as of December 31, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

	Number of accounts	Total assets

Martin Cohen

• Registered investment companies	15	$13,890,515,910

• Other pooled investment vehicles	8	$1,104,456,143

• Other accounts	34	$3,696,398,897

	Number of accounts	Total assets

Robert Steers

• Registered investment companies	15	$13,890,515,910

• Other pooled investment vehicles	8	$1,104,456,143

• Other accounts	34	$3,696,398,897

	Number of accounts	Total assets

Joseph Harvey

• Registered investment companies	15	$13,890,515,910

• Other pooled investment vehicles	8	$1,104,456,143

• Other accounts	34	$3,696,398,897

	Number of accounts	Total assets

James Corl

• Registered investment companies	15	$13,890,515,910

• Other pooled investment vehicles	8	$1,104,456,143

• Other accounts	34	$3,696,398,897

	Number of accounts	Total assets

William F. Scapell

• Registered investment companies	11	$11,337,295,063

• Other pooled investment vehicles	5	$461,501,367

• Other accounts	13	$474,753,740

Share Ownership. The following table indicates the dollar range of securities of the registrant owned by the registrant’s portfolio managers as of December 31, 2005:

Dollar Range of Securities Owned
Martin Cohen	Over $100,000
Robert Steers	Over $100,000
Joseph Harvey	$1 - $10,000
James Corl	None
William F. Scapell	None

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the registrant’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the registrant and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the registrant.

In some cases, another account managed by a portfolio manager may provide more revenue to C&S. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, C&S strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of C&S to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of C&S and its affiliated companies (the “CNS Accounts”). Certain securities held in the CNS Accounts also may be held in the account of the registrant or other client accounts of C&S. C&S has adopted procedures that are designed to ensure that the interests of the CNS Accounts are never placed ahead of the interests of the registrant or any other client account. In this regard, C&S will not purchase or sell a security for the CNS Accounts until C&S has completed its purchase or sale program for the registrant and any other client accounts. While it is possible that a security will be sold out of the CNS Accounts but continue to be held for the registrant or one or more other client accounts, this will occur only if C&S, acting in its reasonable judgment and consistent with its fiduciary duties, believes this to be appropriate for, and consistent with the objectives and profile of, the registrant or other client accounts.

C&S Compensation Structure. Compensation of C&S’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of C&S ‘s parent, CNS. C&S’s investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of C&S ‘s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS.

Method to Determine Compensation. C&S compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager versus appropriate peer groups or benchmarks. C&S uses a variety of benchmarks to evaluate the portfolio managers’ performance for compensation purposes, including the NAREIT Equity REIT Index with respect to Messrs. Cohen, Steers, Harvey and Corl and the Merrill Lynch Fixed Rate Preferred Index with respect to Mr. Scapell.  In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance, with secondary consideration of performance over longer periods of time. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the fund’s and account’s success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. C&S does not have any funds or accounts with performance-based advisory fees. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of C&S varies in line with the portfolio manager’s seniority and position with the firm.

The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the firm and supervising various departments within the firm) will include consideration of the scope of such responsibilities and the portfolio managers’ performance in meeting them. C&S seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. C&S participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of C&S and CNS. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of C&S’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation generally are a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin

	Name:	Adam M. Derechin

	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ Jay J. Chen

	Name:	Jay J. Chen

	Title:	Treasurer
(principal financial officer)

Date: March 6, 2006